Derivative instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative instruments	Derivative instruments:
We use commodity trading derivatives to manage our exposure to fluctuation in the market price of natural gas. Our risk management and compliance committee provides general oversight over all derivative activities. We do not apply hedge accounting to derivative transactions, but instead apply regulated operations accounting. Consistent with our rate-making, unrealized gains or losses on our natural gas swaps are reflected as regulatory assets or liabilities, as appropriate. Realized gains and losses on natural gas swaps are included in fuel expense within our consolidated statements of revenues and expenses and, therefore, net margins within our consolidated statements of cash flows.
We are exposed to credit risk as a result of entering into these hedging arrangements. Credit risk is the potential loss resulting from a counterparty's nonperformance under an agreement. We have established policies and procedures to manage credit risk through counterparty analysis, exposure calculation and monitoring, exposure limits, collateralization and certain other contractual provisions.
It is possible that volatility in commodity prices could cause us to have credit risk exposures with one or more counterparties. If such counterparties fail to perform their obligations, we could suffer a financial loss. However, as of December 31, 2020 all of the counterparties with transaction amounts outstanding under our hedging programs are rated investment grade by the major rating agencies or have provided a guaranty from one of their affiliates that is rated investment grade.
We have entered into International Swaps and Derivatives Association agreements with our natural gas hedge counterparties that mitigate credit exposure by creating contractual rights relating to creditworthiness, collateral, termination and netting (which, in certain cases, allows us to use the net value of affected transactions with the same counterparty in the event of default by the counterparty or early termination of the agreement).
Additionally, we have implemented procedures to monitor the creditworthiness of our counterparties and to evaluate nonperformance in valuing counterparty positions. We have contracted with a third party to assist in monitoring certain of our counterparties' credit standing and condition. Net liability positions are generally not adjusted as we use derivative transactions as hedges and have the ability and intent to perform under each of our contracts. In the instance of net asset positions, we consider general market conditions and the observable financial health and outlook of specific counterparties, forward looking data such as credit default swaps, when available, and historical default probabilities from credit rating agencies in evaluating the potential impact of nonperformance risk to derivative positions.
The contractual agreements contain provisions that could require us or the counterparty to post collateral or credit support. The amount of collateral or credit support that could be required is calculated as the difference between the aggregate fair value of the hedges and pre-established credit thresholds. The credit thresholds are contingent upon each party's credit ratings from the major credit rating agencies. The collateral and credit support requirements vary by contract and by counterparty.
Under the natural gas swap arrangements, we pay the counterparty a fixed price for specified natural gas quantities and receive a payment for such quantities based on a market price index. These payment obligations are netted, such that if the market price index is lower than the fixed price, we will make a net payment, and if the market price index is higher than the fixed price, we will receive a net payment.
At December 31, 2020 and 2019, the estimated fair value of our natural gas contracts was a net liability of $10,248,000 and $32,256,000, respectively.
As of December 31, 2020 and 2019, neither we nor any counterparties were required to post credit support or collateral under the natural gas swap agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2020 due to our credit rating being downgraded below investment grade, we would have been required to post letters of credit of approximately $10,248,000 with our counterparties.
The following table reflects the volume activity of our natural gas derivatives as of December 31, 2020 that is expected to settle or mature each year:

Year	Natural Gas Swaps (MMBTUs)
(in millions)
2021	27.5
2022	23.7
2023	18.7
2024	17.5
2025	13.4
Total	100.8
The table below reflects the fair value of derivative instruments and their effect on our consolidated balance sheets at December 31, 2020 and 2019.

	Consolidated Balance Sheet Location	Fair Value
		2020	2019
		(dollars in thousands)
Assets
Natural gas swaps	Other current assets	$222	$—
Liabilities
Natural gas swaps	Other current liabilities	$2,305	$12,898
Natural gas swaps	Other deferred credits	$8,165	$19,358
The following table presents the realized gains and (losses) on derivative instruments recognized in margin for the years ended December 31, 2020, 2019 and 2018.

	Consolidated Statement of Revenues and Expenses Location	2020	2019	2018
		(dollars in thousands)
Natural Gas Swaps	Fuel	$830	$224	$6,088
Natural Gas Swaps	Fuel	(21,179)	(9,308)	(956)
Total		$(20,349)	$(9,084)	$5,132
The following table presents the unrealized (gains) and losses on derivative instruments deferred on the consolidated balance sheet at December 31, 2020 and 2019.

	Consolidated Balance Sheet Location
		2020	2019
		(dollars in thousands)
Natural Gas Swaps	Regulatory asset	$10,248	$32,256
Total		$10,248	$32,256